Filed Pursuant to Rule 497(e)

Registration No. 333-66181

HELIOS SELECT FUND, INC. (the “Company”)

Helios Select Short Term Bond Fund

Helios Select Intermediate Bond Fund

Helios Select High Income Fund

Supplement dated April 1, 2009 (“Supplement”) to the

Company’s Prospectus dated October 31, 2008 (“Prospectus”)

This Supplement updates certain information contained in the Company’s Prospectus for Helios Select Short Term Bond Fund, Helios Select Intermediate Bond Fund and Helios Select High Income Fund, each a separate series of the Company (each, a “Fund,” and together, the “Funds”). This Supplement should be retained and read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the meanings set forth in the Prospectus.

Plan of Liquidation

The Board of Directors (the “Board”) of the Company has determined that, in addition to it being advisable to liquidate the Helios Select Short Term Bond Fund, it is advisable to liquidate the Helios Select Intermediate Bond Fund and the Helios Select High Income Fund, and has approved a Plan of Liquidation (the “Plan”) to effectuate all three such liquidations.

The determination of the Board that it is advisable to liquidate the Funds, as set forth in the Plan, is subject to separate consideration and approval by shareholders of each Fund. The Helios Select Short Term Bond Fund and Helios Select High Income Fund are currently closed to new investors. Sales of the Helios Select Intermediate Bond Fund’s shares to new investors are expected to cease, effective on or about April 10, 2009. Existing investors of a Fund will be allowed to continue to purchase shares in such Fund until shareholders approve the liquidation for that Fund. The Funds’ meeting notice, proxy statement and proxy card will be sent to shareholders of record as of the close of business on April 10, 2009.

As disclosed in the Plan, as soon as practicable following approval of the Plan by the Board, each Fund will set aside a reserve fund for the payment of any and all liabilities and obligations of such Fund, including, without limitation, contingent or unascertained liabilities. The amount to be held in the reserve fund may be increased or decreased as further information becomes available.

The effective date of the Plan for each respective Fund (the “Effective Date”) will be the date on which the Plan is approved by such Fund’s shareholders. As soon as practicable after the Effective Date, the Funds will liquidate and distribute pro rata to all shareholders of record, determined as of the close of business on the business day immediately preceding such liquidation, all of its remaining assets (after the creation of reserves). In order to preserve certain legal claims made on behalf of the Funds, the shares will not be technically retired after payment of the liquidation proceeds. Following resolution of certain legal proceedings, all outstanding shares in the Funds will be cancelled.

Prior to making such liquidation distributions to shareholders, each Fund will continue to honor requests for the redemption of its shares received before the close of business on the business day immediately preceding such liquidation in accordance with the redemption procedures set forth in the Prospectus, and may make payment of dividends and other distributions to shareholders and permit reinvestment thereof in additional shares.

Any amounts of a material nature that exist in a Fund’s reserve fund following the Board’s determination that all liabilities and obligations of such Fund, including, contingent or unascertained liabilities, have reasonably been met will be distributed pro rata to all shareholders of record as of the close of business on the business day immediately preceding such liquidation.

The Board has previously directed Hyperion Brookfield Asset Management, Inc. (“HBAM”), the Funds’ investment adviser, to manage the Helios Select Short Term Bond Fund in anticipation of liquidation, and now has directed HBAM to manage the Helios Select Intermediate Bond Fund and Helios Select High Income Fund in anticipation of liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE